THE WESTPORT FUNDS                                   THE_____________
                                                        WESTPORT
WESTPORT FUND                                        ___________FUNDS
WESTPORT SMALL CAP FUND

website:  www.westportfunds.com

SHAREHOLDER SERVICES
888-593-7878                                             [LOGO]

INVESTMENT ADVISER
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

BOARD OF TRUSTEES                                     ANNUAL REPORT
Raymond J. Armstrong                                December 31, 2000
Stephen E. Milman
Edmund H. Nicklin, Jr.                                888-593-7878
Ronald H. Oliver
D. Bruce Smith, II                                      website:
                                                  www.westportfunds.com
TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

DISTRIBUTOR                                            -----------
IFS Fund Distributors, Inc.                              [LOGO]
221 East Fourth Street, Suite 300                       WESTPORT
Cincinnati, Ohio 45202                                 INVESTMENTS
                                                       -----------
This   report   is    authorized    for
distribution    only    when    it   is
accompanied  or  preceded  by a current
prospectus of The Westport Funds.

LETTER  TO SHAREHOLDERS                                         JANUARY 12, 2001
================================================================================

Dear Fellow Shareholder:

The Westport Funds recorded their third anniversary at year end 2000. The annualized return for the three year period ended December 31, 2000 was 23.2% and 21.2% for the Westport Small Cap Fund and the Westport Fund, respectively. These annualized returns combined with the risk reduction character of our investment strategy, earned Morningstar, Inc.'s highest rating (five stars) for both Funds in this initial three year period.

Even though domestic equity markets exhibited extraordinary volatility in 2000, it was also a successful year for the Funds. The Westport Small Cap Fund's total return exceeded that of the Russell 2000 Index by more than 16.5 percentage points. While the Westport Fund's total return for 2000 lagged the S&P MidCap 400 Index, it exceeded that of the broader based Russell MidCap Index. The S&P MidCap 400 Index performed exceptionally well in 2000 due to the presence in the Index of biotechnology companies, energy companies, independent electric power producers and some technology stocks that provided excellent performance early in the year, prior to their removal for inclusion in the S&P 500 Index.

                                TABLE OF RESULTS

                               THE WESTPORT FUNDS

                       TOTAL RETURNS-- DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                                              SINCE INCEPTION*
                                                 ONE YEAR       TO 12/31/00
FUND OR INDEX                                 ENDED 12/31/00  (AVERAGE ANNUAL)
--------------------------------------------------------------------------------
Westport Small Cap Fund - Class R**                13.6%           23.2%
Russell 2000 Index                                 -3.0%            4.6%
--------------------------------------------------------------------------------
Westport Fund - Class R                             8.7%           21.2%
S&P 400 MidCap Index                               17.5%           17.1%
--------------------------------------------------------------------------------

Although last year began with a continuation of the excellent fourth quarter 1999 performance by technology shares, especially internet and telecom, by the end of 2000 the vast majority of the exceptional gains from 1999 and early 2000 had been erased. In 1999, the technology-heavy NASDAQ composite index recorded a gain of more than 86%, but that reversed in 2000 to a loss of 39%. As a result, the compound annual return for the two year period was 6.5%, which is below average stock market returns in the last two decades. The growth and value components of small and mid capitalization indices also exhibited volatility during this two-year period with returns heavily influenced by technology weighting. For example, the Russell 2000 Index growth component gained 43% in 1999 while the value component declined 1.5%. In 2000 the growth component fell 22% and the value component gained 23%.

In hindsight, it is apparent that investors bid technology shares to levels that reflected unrealistic expectations. In the second half of 2000, these expectations were adjusted dramatically downward - in short, we witnessed the creation of a valuation bubble and its deflation. We noted the beginning of the deflation process for newly public companies in the first half report for the Funds. Aggressive formation and public underwriting of new companies was undertaken, not because there was an abundance of revolutionary or compelling profitable opportunities that required capital, but because public investors eagerly sought the next big technology winner. Since these start-up companies had a very low probability for financial success, the public became engaged in a lottery, effectively supplying zero cost capital. Fearing economic dislocation from the bubble, the Federal Reserve tightened monetary policy six times beginning in 1999, raising short term interest rates 1.75% within twelve months. This action raised the cost of capital and ended the bubble.

Given this backdrop of events, it is not surprising that the best performing portfolio holdings in 2000 were companies that were purchased when their stock prices were depressed by investor concern over issues that proved to be transitory. These issues often include business problems or an incorrect assessment of earnings capability which when corrected, lifts the company's share price. The best example of a successful resolution of a price suppressing problem is the highest percentage gainer among major holdings in both Funds -- Universal Health Services, Inc. (UHS), the third largest for-profit hospital chain in the United States. In late 1999, a number of managed care providers ignored provisions of their contracts with UHS, thereby depressing revenue and earnings. UHS used its market position to successfully restore commercial relations with its managed care customers according to original contract terms. A second issue that negatively impacted UHS and the hospital industry was the Balanced Budget Act of 1997 which reduced payments to many Medicare healthcare providers to a much greater extent than anticipated at the time of its enactment. Congress approved the Benefits Improvement Act of 2000 (BIPA) which provides price increases to many affected Medicare providers beginning in 2001. The resolution of managed care contract issues combined with the positive change in Medicare reimbursement, enabled UHS to post share price appreciation in 2000 greater than 200%. A second for-profit hospital company, Quorum Healthcare Group, Inc., had price appreciation last year approximating 70%. In addition to benefiting from BIPA, Quorum resolved outstanding litigation with the Federal government and agreed to be acquired by Triad Hospitals, Inc.

Significant changes in energy prices in 2000 also provided investment opportunities. Oil prices moved steadily higher as OPEC's newfound coherence and an improving world economy caused energy consumption to rebound. Natural gas prices reached an all-time high in December 2000 at a level more than three times that of the prior year, propelled by low inventory and cold weather. The increased use of natural gas domestically for electricity generation prevented the accumulation of adequate winter supplies. With significantly higher prices for both commodities, it is not a surprise that oil and gas exploration and production companies provided exceptional stock market returns in 2000. Appreciation for this industry group was greater than 100% in both Funds. It is important to recognize that natural gas storage will be at historically low levels at winter's end, given current heating and electricity demand. Low inventory levels increase the probability that high natural gas prices will continue at least through 2001.

Two other companies that are major holdings in both Funds also provided more than 100% returns during 2000. Precision Castparts Corp. (PCC), the leader in the fabrication of investment cast parts for aircraft engines, is rapidly gaining share in a new market for cast components for industrial gas turbines that are used to convert natural gas into electricity. With aircraft orders rebounding along with the world economy, and natural gas being the preferred fuel for domestic electricity generation, PCC saw both its order backlog and sales improve through last year. In the fourth quarter of 1999, PCC completed a major purchase - the Wyman-Gordon Co. Although investors were initially skeptical regarding an earnings contribution from the acquisition, PCC clearly demonstrated the benefits from its successful integration. This combined with the rebound in PCC's casting businesses led to record operating earnings in 2000. The second company is C&D Technologies, Inc., a market-leading supplier of backup power supplies for telephony and broadband networks. Improved operational and financial performance at two subsidiaries and continuing strong demand for its main products led to a significant earnings gain and corresponding price appreciation in 2000.

The poorest performing group for the funds in 2000, after a stellar 1999, was radio broadcasting. A rebounding domestic economy, market share gains from television and newspapers and incremental demand from dotcom companies seeking rapid market share gains caused cash flow growth for radio companies in 1999 to accelerate dramatically. Unfortunately, as the dotcom companies depleted their cash and the economy slowed that growth rate proved unsustainable. However, cash flow growth remains at a reasonable level and should improve in 2001 with any pick-up in the economy. Furthermore, a radio broadcaster can improve cash flow growth by acquiring additional stations in a market and then eliminating redundant functions and pricing advertising slots more effectively.

Similar to the previous two years, the portfolios of the Westport Funds saw significant acquisition activity last year. Seven portfolio companies in the Westport Small Cap Fund were acquired in 2000 and three were acquired in the Westport Fund. A fourth, Harcourt General Inc., entered an agreement for its sale and is awaiting regulatory approval. Given the significant risk to receiving regulatory approval, the position was liquidated. Acquisitions of companies held in both Funds included Shared Medical Systems Corp. by Seimens AG, Quorum Healthcare Group, Inc. mentioned previously, and Policy Management Systems Corp. by Computer Sciences Corp.

THE WESTPORT SMALL CAP FUND

The excellent performance of the Small Cap's hospital holdings was discussed above. Other healthcare companies such as drug and medical supply distributors also benefited from renewed investor interest in healthcare with appreciation for this group exceeding 100% for the year. Regional banks, thrifts and utilities provided noteworthy performances as well. In large part, this was in response to the Fed halting its tightening of monetary policy by mid-year. The best performing financial stock was Downey Financial Corp., recording a 172% gain during the year, as investors realized that its leveraged balance sheet would cause a dramatic improvement in earnings when short term interest rates began to decline.

An example of a company with a transitory problem is IMS Health Inc. (IMS), a health database company with an exceptional business franchise. In early 2000, investors reacted negatively to an ill-advised merger agreement between IMS and an unprofitable internet company, causing IMS's stock price to decline dramatically. This created an entry point for the Small Cap Fund. Although IMS's stock price recovered after the merger was abandoned, investors continued to question management competence and in the fourth quarter, a new CEO was elected. IMS shares provided a gain of 56% for the Small Cap Fund last year as the company demonstrated its continuing excellent profitability.

International logistics companies have been an area of investment focus for the Small Cap Fund since its inception. The acquisition of Air Express International Corp. closed in the first quarter of 2000. Early in the second half of 2000, EGL Inc., a domestic logistics company, announced an agreement to acquire Circle
International Group, Inc. through a share exchange. Just last week, United Parcel Service, Inc. announced the acquisition of Fritz Companies,

Inc. The acquisitions of these three companies were driven by the need for all logistics companies to provide a greater spectrum of services to their clients on a worldwide basis. Given the difficulty in constructing these capabilities, acquisition has proven the fastest method for offering them.

WESTPORT FUND

Healthcare sector holdings performed very well in 2000. In addition to hospital companies, two other health care holdings provide examples of how our investment strategy can exploit market overreactions. Lincare Holdings, Inc. is a provider of oxygen to the homes of patients with respiratory disease. Approximately 50% of this business falls under the Federal Medicare program. Medicare providers are investigated by federal authorities from time to time, but the announcement of such an investigation, typically has a negative impact on a company's stock price. Lincare's shares were purchased after such an announcement. Home oxygen suppliers also benefit from the recent BIPA legislation. The favorable pricing mandated by the legislation coupled with a lack of any indication of wrongdoing in the investigations led to more than 100% appreciation during the Fund's holding period in 2000. Another example of this strategy was the opportunistic purchase of Bristol-Meyers Squibb Inc. (BMS). Investors reacted negatively when the FDA decided more testing was required for Vanlev, a new drug for hypertension that has blockbuster revenue potential. While investor concern was legitimate, BMS implemented various cost cutting programs and moved aggressively to maintain exclusivity for some of its best-selling drugs nearing patent expiration. As a result current and near term earnings were sustained, and the company's shares rose nearly 50% by year end.

Internet-related and communications companies witnessed dramatic declines in their share prices in late 2000. Investors abandoned business-to-consumer internet companies and then business-to-business (b2b) companies after having pushed some share prices to unimaginable levels. The proposition that a very substantial volume of b2b transactions will be conducted over the internet remains correct. For the most part, the economic benefit from using the internet to effect commercial transactions has shifted from new start-up companies to existing companies that have customers and the infrastructure to build and distribute products. As these "bricks and mortar" companies move onto the internet, they need software tools for the internal construction of the software infrastructure for business transactions. Rational Software Corp. is a provider of such tools and as part of its business strategy, has combined individual software tools into suites that offer a single source for infrastructure construction. Rational shares appreciated 59% in 2000 in a declining technology market. The Fund's position was scaled back in 2000 at a price yielding a gain of 720% from its cost.

OUTLOOK

In the twelve months ending mid-year 2000, the Federal Reserve raised short term interest rates a cumulative 1.75% to slow a rapidly growing domestic economy. The Fed's primary concern was the historically low unemployment rate and the possibility that continued rapid growth would lead to wage inflation which would spread more broadly. The weight of the Fed's six tightening moves and significantly higher energy prices slowed the economy abruptly late in 2000. Higher energy prices affect economic activity directly, similar to the retarding impact of a tax increase. The Fed's tightening of monetary policy is transmitted indirectly through the stock market reducing consumer confidence which slows consumption via a "wealth effect," and increasing the cost of financing for companies. Retail sales for the 2000 holiday season were disappointing and recent statistics strongly indicate domestic manufacturing has entered a recession. The markets for high yield debt and initial stock offerings were nearly closed late in the year.

The rapid deceleration of the economy caused the Fed to ease monetary policy with a surprise 0.5% reduction in the fed funds rate on January 3, 2001. This action is significant because of the size of the reduction and the timing which occurred between meetings of the Fed Open Market Committee. The move suggests Chairman Greenspan is prepared to ease further this month and provide additional reductions if the economy doesn't stabilize. Historically, Fed easing operated through the mechanism of making credit less expensive, thereby boosting interest-sensitive industries such as housing. In the current economic environment, financial markets are far more important to consumer confidence, given the high direct and indirect participation in the stock market of the U.S. population. Financial markets are also a more important supplier of corporate capital than they have been historically. Consequently, the Fed must consider the stabilization of the financial markets as a key monetary policy objective.

Aggressive monetary easing should eventually stabilize the economy despite a difficult first half. Fiscal stimulus in 2001 from Federal tax cuts is unlikely to arrive before mid-year but it will help to sustain economic growth as we exit 2001. Companies that can continue to produce superior financial results in this environment will be rewarded with higher valuations. Our continuing objective is to add to the portfolios at attractive prices, companies that experience short term disappointments either from a slowdown in the economy or for reasons that are specific to those companies.

We would like to take this opportunity to thank our fellow shareholders for their continued confidence in The Westport Funds.

Sincerely,

/s/ Edmund H. Nicklin, Jr.                   /s/ Andrew J. Knuth

Edmund H. Nicklin, Jr.                       Andrew J. Knuth

*    Initial public offering of Class R shares was January 2, 1998.
** For total return and other information relating to Class I shares of the Westport Small Cap Fund, see

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              WESTPORT FUND - CLASS R AND THE S&P MIDCAP 400 INDEX

                                [GRAPHIC OMITTED]

                                                          12/31/00
                                                          --------
             Westport Fund - Class R                       $17,820
             S&P MidCap 400 Index                          $16,054

                        ---------------------------------
                             Westport Fund - Class R
                          Average Annual Total Returns

                        1 Year           Since Inception*
                         8.68%                21.24%
                        ---------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          WESTPORT SMALL CAP FUND - CLASS R AND THE RUSSELL 2000 INDEX

                                [GRAPHIC OMITTED]

                                                          12/31/00
                                                          --------
             Westport Small Cap Fund - Class R             $18,710
             Russell 2000 Index                            $11,459

                        ---------------------------------
                        Westport Small Cap Fund - Class R
                          Average Annual Total Returns

                        1 Year           Since Inception*
                         13.60%               23.22%
                        ---------------------------------

* The charts above represent the performance of Class R shares only, which may vary from the performance of Class I shares based on differences in expenses paid by shareholders in the different classes. Commencement of operations of Class R shares was January 2, 1998, and the initial public offering of Class I shares for the Westport Small Cap Fund was February 16, 1998.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
=========================================================================================================
                                                                                              WESTPORT
                                                                             WESTPORT        SMALL CAP
                                                                               FUND             FUND
---------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
    At acquisition cost ...............................................    $ 13,038,212     $464,610,767
                                                                           ============     ============
    At market value (Note 2) ..........................................    $ 15,341,224     $574,761,014
Dividends receivable ..................................................          16,685          589,676
Receivable for capital shares sold ....................................          31,317        2,816,686
Organization expenses, net (Note 2) ...................................           8,700            8,700
Other assets ..........................................................          14,612          138,882
                                                                           ------------     ------------
    TOTAL ASSETS ......................................................      15,412,538      578,314,958
                                                                           ------------     ------------

LIABILITIES
Payable for capital shares redeemed ...................................           8,022        1,327,056
Payable for securities purchased ......................................          94,900       17,602,144
Payable to affiliates (Note 4) ........................................          18,411          493,384
Other accrued expenses and liabilities ................................           9,724          200,819
                                                                           ------------     ------------
    TOTAL LIABILITIES .................................................         131,057       19,623,403
                                                                           ------------     ------------

NET ASSETS ............................................................    $ 15,281,481     $558,691,555
                                                                           ============     ============

Net assets consist of:
Paid-in capital .......................................................    $ 13,137,651     $451,445,608
Accumulated net realized losses from security transactions ............        (159,182)      (2,904,300)
Net unrealized appreciation on investments ............................       2,303,012      110,150,247
                                                                           ------------     ------------
Net assets ............................................................    $ 15,281,481     $558,691,555
                                                                           ============     ============

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares .............................    $ 15,281,481     $110,422,654
                                                                           ============     ============
Shares of beneficial interest outstanding (unlimited number
    of shares authorized, no par value) (Note 5) ......................       1,063,390        6,057,431
                                                                           ============     ============
Net asset value, offering price and redemption price per share (Note 2)    $      14.37     $      18.23
                                                                           ============     ============

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares .............................    $         --     $448,268,901
                                                                           ============     ============
Shares of beneficial interest outstanding (unlimited number
    of shares authorized, no par value) (Note 5) ......................              --       24,516,181
                                                                           ============     ============
Net asset value, offering price and redemption price per share (Note 2)    $         --     $      18.28
                                                                           ============     ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
=========================================================================================================
                                                                                              WESTPORT
                                                                             WESTPORT        SMALL CAP
                                                                               FUND             FUND
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ...........................................................    $    149,210     $  6,298,165
  Interest ............................................................              --            1,604
                                                                           ------------     ------------
    TOTAL INVESTMENT INCOME ...........................................         149,210        6,299,769
                                                                           ------------     ------------

EXPENSES

  Investment advisory fees (Note 4) ...................................         116,878        4,480,168
  Administration fees (Note 4) ........................................          14,725          256,533
  Registration fees, Common ...........................................           6,979           67,925
  Registration fees, Class R ..........................................           9,338           12,517
  Registration fees, Class I ..........................................           9,201           16,819
  Transfer agent fees, Class R (Note 4) ...............................          14,400           83,236
  Transfer agent fees, Class I (Note 4) ...............................              --           24,680
  Shareholder servicing fees, Class R (Note 4) ........................              --          105,482
  Accounting services fees (Note 4) ...................................          24,000           66,496
  Professional fees ...................................................          26,428           26,428
  Custodian fees ......................................................           6,609           45,754
  Postage and supplies ................................................           4,820           13,850
  Trustees' fees and expenses .........................................           8,369            8,369
  Insurance expense ...................................................           7,032            8,286
  Shareholder reporting costs .........................................           3,345            7,708
  Amortization of organization expenses (Note 2) ......................           4,350            4,350
  Other expenses ......................................................             713           21,628
                                                                           ------------     ------------
      TOTAL EXPENSES ..................................................         257,187        5,250,229
  Fees waived and/or expenses reimbursed by the Adviser (Note 4).......         (62,391)              --
                                                                           ------------     ------------
      NET EXPENSES ....................................................         194,796        5,250,229
                                                                           ------------     ------------

NET INVESTMENT INCOME (LOSS) ..........................................         (45,586)       1,049,540
                                                                           ------------     ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions .......................       1,327,397       10,800,433
  Net change in unrealized appreciation/depreciation on investments....        (119,770)      44,384,539
                                                                           ------------     ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ......................       1,207,627       55,184,972
                                                                           ------------     ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ............................    $  1,162,041     $ 56,234,512
                                                                           ============     ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================================
                                                                         WESTPORT FUND                 WESTPORT SMALL CAP FUND
                                                                 -----------------------------------------------------------------
                                                                 FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                                     ENDED            ENDED            ENDED            ENDED
                                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                     2000             1999             2000             1999
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss) ...............................   $     (45,586)   $     (59,357)   $   1,049,540    $    (293,478)
  Net realized gains (losses) from security transactions .....       1,327,397        1,061,005       10,800,433         (306,069)
  Net change in unrealized appreciation/depreciation
    on investments ...........................................        (119,770)       2,015,351       44,384,539       61,996,908
                                                                 -------------    -------------    -------------    -------------
Net increase in net assets from operations ...................       1,162,041        3,016,999       56,234,512       61,397,361
                                                                 -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income, Class R ........................              --               --         (128,188)              --
  From net investment income, Class I ........................              --               --         (811,430)              --
  From net realized gains, Class R ...........................      (1,602,825)        (979,933)      (2,711,898)              --
  From net realized gains, Class I ...........................              --               --      (10,819,137)              --
                                                                 -------------    -------------    -------------    -------------
Decrease in net assets from distributions to shareholders ....      (1,602,825)        (979,933)     (14,470,653)              --
                                                                 -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS R
  Proceeds from shares sold ..................................       5,122,264        2,979,679       72,564,731       59,869,590
  Net asset value of shares issued in
    reinvestment of distributions to shareholders ............       1,595,860          973,023        2,799,473               --
  Payments for shares redeemed ...............................      (1,214,955)      (1,869,572)     (53,605,060)     (19,081,591)
                                                                 -------------    -------------    -------------    -------------
Net increase in net assets from Class R share transactions ...       5,503,169        2,083,130       21,759,144       40,787,999
                                                                 -------------    -------------    -------------    -------------

CLASS I
  Proceeds from shares sold ..................................              --               --      287,203,432      140,781,420
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ............................              --               --        9,225,473               --
  Payments for shares redeemed ...............................              --               --      (86,618,159)     (11,475,889)
                                                                 -------------    -------------    -------------    -------------
Net increase in net assets from Class I share transactions ...              --               --      209,810,746      129,305,531
                                                                 -------------    -------------    -------------    -------------
Net increase in net assets from capital share transactions ...       5,503,169        2,083,130      231,569,890      170,093,530
                                                                 -------------    -------------    -------------    -------------

TOTAL INCREASE IN NET ASSETS .................................       5,062,385        4,120,196      273,333,749      231,490,891

NET ASSETS:
  Beginning of period (Note 1) ...............................      10,219,096        6,098,900      285,357,806       53,866,915
                                                                 -------------    -------------    -------------    -------------
  End of period ..............................................   $  15,281,481    $  10,219,096    $ 558,691,555    $ 285,357,806
                                                                 =============    =============    =============    =============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
====================================================================================================
                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================
                                                                           CLASS R
                                                          ------------------------------------------
                                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                              ENDED          ENDED          ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              2000           1999           1998
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...................   $    14.75     $    11.22     $    10.00
                                                           ----------     ----------     ----------

Income from investment operations:
  Net investment loss ..................................        (0.04)         (0.08)         (0.05)
  Net realized and unrealized gains on investments .....         1.35           5.21           1.27
                                                           ----------     ----------     ----------
Total from investment operations .......................         1.31           5.13           1.22
                                                           ----------     ----------     ----------

Less distributions:
  From net realized gains ..............................        (1.69)         (1.60)            --
                                                           ----------     ----------     ----------

Net asset value at end of year .........................   $    14.37     $    14.75     $    11.22
                                                           ==========     ==========     ==========

Total return ...........................................         8.68%         46.13%         12.20%
                                                           ==========     ==========     ==========

Net assets at end of year (000's) ......................   $   15,281     $   10,219     $    6,099
                                                           ==========     ==========     ==========

Ratio of net expenses to average net assets ............         1.50%          1.50%          1.50%

Ratio of gross expenses to average net assets(A) .......         1.91%          2.67%          3.60%

Ratio of net investment loss to average net assets .....        (0.35%)        (0.81%)        (0.71%)

Portfolio turnover rate ................................           48%            68%            63%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
====================================================================================================
                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================
                                                                           CLASS R
                                                          ------------------------------------------
                                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                              ENDED          ENDED          ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              2000           1999           1998
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...................   $    16.47     $    11.54     $    10.00
                                                           ----------     ----------     ----------

Income from investment operations:
  Net investment income (loss) .........................         0.02          (0.03)         (0.02)
  Net realized and unrealized gains on investments .....         2.22           4.96           1.56
                                                           ----------     ----------     ----------
Total from investment operations .......................         2.24           4.93           1.54
                                                           ----------     ----------     ----------

Less distributions:
  From net investment income ...........................        (0.03)            --             --
  From net realized gains ..............................        (0.45)            --             --
                                                           ----------     ----------     ----------
Total distributions ....................................        (0.48)            --             --
                                                           ----------     ----------     ----------

Net asset value at end of year .........................   $    18.23     $    16.47     $    11.54
                                                           ==========     ==========     ==========

Total return ...........................................        13.60%         42.72%         15.40%
                                                           ==========     ==========     ==========

Net assets at end of year (000's) ......................   $  110,423     $   79,851     $   20,637
                                                           ==========     ==========     ==========

Ratio of net expenses to average net assets ............         1.27%          1.43%          1.50%

Ratio of gross expenses to average net assets(A) .......         1.27%          1.43%          1.79%

Ratio of net investment income (loss) to average net assets      0.13%         (0.33%)        (0.39%)

Portfolio turnover rate ................................           15%            10%            19%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================
                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=====================================================================================================
                                                                           CLASS I
                                                          -------------------------------------------
                                                          FOR THE YEAR   FOR THE YEAR  FOR THE PERIOD
                                                              ENDED          ENDED          ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              2000           1999         1998(A)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................   $    16.50     $    11.55     $    10.92
                                                           ----------     ----------     ----------

Income from investment operations:
  Net investment income (loss) .........................         0.03          (0.01)         (0.02)
  Net realized and unrealized gains on investments .....         2.23           4.96           0.65
                                                           ----------     ----------     ----------
Total from investment operations .......................         2.26           4.95           0.63
                                                           ----------     ----------     ----------

Less distributions:
  From net investment income ...........................        (0.03)            --             --
  From net realized gains ..............................        (0.45)            --             --
                                                           ----------     ----------     ----------
Total distributions ....................................        (0.48)            --             --
                                                           ----------     ----------     ----------

Net asset value at end of period .......................   $    18.28     $    16.50     $    11.55
                                                           ==========     ==========     ==========

Total return ...........................................        13.69%         42.86%          5.77%
                                                           ==========     ==========     ==========

Net assets at end of period (000's) ....................   $  448,269     $  205,507     $   33,230
                                                           ==========     ==========     ==========

Ratio of net expenses to average net assets ............         1.14%          1.24%          1.50%(C)

Ratio of gross expenses to average net assets(B) .......         1.14%          1.24%          1.64%(C)

Ratio of net investment income (loss) to average net assets      0.26%         (0.13%)        (0.36%)(C)

Portfolio turnover rate ................................           15%            10%            19%(C)

(A) Represents the period from the initial public offering of shares (February 16, 1998) through December 31, 1998.

(B) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(C)  Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
================================================================================

1.   ORGANIZATION

The Westport Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware business trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Small Cap Fund (the Funds). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on January 2, 1998.

The Westport  Fund seeks to achieve its  investment  objective by investing  the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $1.75 billion and $7.5 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will normally be in the mid capitalization range.

The Westport Small Cap Fund seeks to achieve its investment objective by investing at least 65% of its total assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $1.75 billion or less at the time of the Fund's investment. Companies whose capitalization exceeds $1.75 billion after purchase will continue to be considered small cap for purposes of this 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's assets and has the same rights, except that
(i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. As of December 31, 2000, the public offering of Class I shares of the Westport Fund had not commenced.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the last reported sale price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2000:

--------------------------------------------------------------------------------
                                                  WESTPORT           WESTPORT
                                                    FUND          SMALL CAP FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ............      $  4,040,240       $142,006,592
Gross unrealized depreciation ............        (1,755,237)       (31,918,484)
                                                ------------       ------------
Net unrealized appreciation ..............      $  2,285,003       $110,088,108
                                                ============       ============
Federal income tax cost ..................      $ 13,056,221       $464,672,906
                                                ============       ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

During the period from November 1, 2000 through December 31, 2000, the Westport Fund and the Westport Small Cap Fund had net realized losses of $141,173 and $2,842,161, respectively, which are treated for federal income tax purposes as arising during the Funds' tax year ending December 31, 2001. These
"post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts -- For the year ended December 31, 2000, the Westport Fund reclassified net investment losses of $45,586 against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $7,508,979 and $5,267,890, respectively, for the Westport Fund, and $218,510,269 and $56,021,118, respectively, for the Westport Small Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the Adviser), or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Small Cap Fund.

In order to voluntarily reduce operating expenses of the Westport Fund during the year ended December 31, 2000, the Adviser waived investment advisory fees of $29,452 and reimbursed the Fund for $23,738 of Class R expenses and $9,201 of Class I expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Funds. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, during the period January 1, 2000 through July 31, 2000 IFS received a monthly fee from each Fund at an annual rate of 0.125% on its average daily net assets up to $50 million; 0.10% on the next $50 million of such net assets; 0.075% on the next $50 million of such net assets; and 0.05% on such assets in excess of $150 million, subject to a minimum monthly fee. Beginning August 1, 2000, IFS received a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $50 million; 0.08% on the next $50 million of such net assets; 0.06% on the next $50 million of such net assets; and 0.03% on such net assets in excess of $150 million, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from each Fund based on the number of shareholder accounts in each class, subject to a minimum monthly fee for each class of shares. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, IFS receives a monthly fee from each Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, each Fund pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. For the year ended December 31, 2000, shareholder servicing fees of $105,482 were paid by Class R shares of the Westport Small Cap Fund.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (the Distributor). Pursuant to the Distribution Agreement, the Distributor acts as distributor of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of IFS.

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

--------------------------------------------------------------------------------------------------------------
                                                                 WESTPORT                    WESTPORT
                                                                   FUND                   SMALL CAP FUND
                                                        ------------------------------------------------------
                                                        FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                            ENDED         ENDED         ENDED         ENDED
                                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                            2000          1999          2000          1999
--------------------------------------------------------------------------------------------------------------
CLASS R
Shares sold ..........................................      344,664       238,552     4,125,352     4,471,126
Shares issued in reinvestment of
  distributions to shareholders ......................      109,455        67,996       151,980            --
Shares redeemed ......................................      (83,611)     (157,465)   (3,068,798)   (1,409,785)
                                                         ----------    ----------    ----------    ----------
Net increase in shares outstanding ...................      370,508       149,083     1,208,534     3,061,341
Shares outstanding, beginning of year ................      692,882       543,799     4,848,897     1,787,556
                                                         ----------    ----------    ----------    ----------
Shares outstanding, end of year ......................    1,063,390       692,882     6,057,431     4,848,897
                                                         ==========    ==========    ==========    ==========

CLASS I
Shares sold ..........................................           --            --    16,482,388    10,374,335
Shares issued in reinvestment of distributions
  to shareholders ....................................           --            --       499,214            --
Shares redeemed ......................................           --            --    (4,921,525)     (795,544)
                                                         ----------    ----------    ----------    ----------
Net increase in shares outstanding ...................           --            --    12,060,077     9,578,791
Shares outstanding, beginning of year ................           --            --    12,456,104     2,877,313
                                                         ----------    ----------    ----------    ----------
Shares outstanding, end of year ......................           --            --    24,516,181    12,456,104
                                                         ==========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------

6.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 28, 2000, the Westport Fund declared and paid a short-term capital gain distribution of $823,746 or $0.8661 per share and a long-term capital gain distribution of $779,079 or $0.8192 per share. The Westport Small Cap Fund Class R and the Westport Small Cap Fund Class I declared and paid short-term capital gain distributions of $1,666,383 or $0.2845 per share and $6,824,086 or $0.2845 per share, respectively, and long-term capital gain distributions of $977,619 or $0.1669 per share and $4,003,494 or $0.1669 per share, respectively. In January of 2001, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during calendar year 2000.

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
================================================================================
                                                                       MARKET
COMMON STOCKS -- 84.9%                                SHARES           VALUE
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV-- 7.7%
Cox Radio, Inc. - Class A(a) .................           31,100    $    701,694
Insight Communications Company, Inc.(a) ......           20,500         481,750
                                                                   ------------
                                                                      1,183,444
                                                                   ------------

BUSINESS PRODUCTS & SERVICES-- 17.6%
American Management Systems, Inc.(a) .........           25,200         499,275
Computer Associates International, Inc. ......           14,000         273,000
Parametric Technology Corporation(a) .........           20,000         268,750
Project Software and Development, Inc.(a) ....           30,500         327,398
Rational Software Corporation(a) .............           15,000         584,062
Reynolds & Reynolds Company (The) - Class A ..           14,000         283,500
Synopsys Inc.(a) .............................            9,500         450,656
                                                                   ------------
                                                                      2,686,641
                                                                   ------------

CHEMICALS-- 2.9%
Praxair, Inc. ................................           10,000         443,750
                                                                   ------------

COMMUNICATIONS EQUIPMENT & SERVICES-- 1.0%
AT&T Corporation .............................            8,727         151,086
                                                                   ------------

CONSUMER PRODUCTS & SERVICES-- 4.2%
Consolidated Stores Corporation(a) ...........            7,500          79,688
Duane Reade, Inc.(a) .........................            7,000         213,938
Neiman Marcus Group, Inc. (The) - Class B(a) .            8,205         271,791
Whitehall Jewellers, Inc.(a) .................           10,700          75,569
                                                                   ------------
                                                                        640,986
                                                                   ------------

FINANCE-- 0.6%
Tucker Anthony Sutro Corporation .............            4,000          98,250
                                                                   ------------

HEALTH CARE-- 10.9%
Lincare Holdings, Inc.(a) ....................           12,000         684,750
Quorum Health Group, Inc.(a) .................           30,000         472,500
Universal Health Services, Inc. - Class B(a) .            4,500         502,875
                                                                   ------------
                                                                      1,660,125
                                                                   ------------

INDUSTRIAL SPECIALTY PRODUCTS-- 16.6%
C&D Technologies, Inc. .......................           13,000         561,438
Fairchild Semiconductor Corporation - Class A(a)         12,500         180,469
JLG Industries, Inc. .........................            8,000          85,000
Precision Castparts Corporation ..............           19,000         799,188
Rockwell International Corporation ...........            5,000         238,125
Texas Instruments, Inc. ......................           14,064         666,282
                                                                   ------------
                                                                      2,530,502
                                                                   ------------

MEDICAL PRODUCTS-- 2.9%
Bristol-Myers Squibb Company .................            6,000         443,625
                                                                   ------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
================================================================================
                                                                       MARKET
COMMON STOCKS -- 84.9% (CONTINUED)                    SHARES           VALUE
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS-- 8.2%
Anadarko Petroleum Corporation ...............            6,000    $    426,480
Pogo Producing Company .......................           16,500         513,562
Southwestern Energy Company ..................           30,000         311,250
                                                                   ------------
                                                                      1,251,292
                                                                   ------------

OIL & GAS SERVICES-- 0.9%
Transocean Sedco Forex, Inc. .................            3,000         138,000
                                                                   ------------

PAPER AND RELATED PRODUCTS-- 1.5%
Westvaco Corporation .........................            8,000         233,500
                                                                   ------------

REGIONAL BANKS & THRIFTS-- 0.9%
Sterling Financial Corporation(a) ............           11,000         133,375
                                                                   ------------

TRANSPORTATION-- 3.1%
Airborne, Inc. ...............................            7,000          68,250
FedEx Corporation(a) .........................            7,500         299,700
United Parcel Service, Inc. - Class B ........            1,800         105,862
                                                                   ------------
                                                                        473,812
                                                                   ------------

UTILITIES-- 2.2%
El Paso Electric Co.(a) ......................           25,000         330,000
                                                                   ------------

OTHER-- 3.7% .................................                          570,250
                                                                   ------------

TOTAL COMMON STOCKS (Cost $10,665,626) .......                     $ 12,968,638
                                                                   ------------

MONEY MARKETS-- 15.5%
Firstar Stellar Money Market Fund
  (Cost $2,372,586) ..........................        2,372,586    $  2,372,586
                                                                   ------------

TOTAL INVESTMENT SECURITIES-- 100.4%
  (Cost $13,038,212) .........................                     $ 15,341,224

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.4%)                          (59,743)
                                                                   ------------

NET ASSETS-- 100.0% ..........................                     $ 15,281,481
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
================================================================================
                                                                       MARKET
COMMON STOCKS -- 84.1%                                SHARES           VALUE
--------------------------------------------------------------------------------
AIRCRAFT MAINTENANCE & SERVICES --  0.6%
AAR Corporation ..............................          271,250    $  3,424,531
                                                                   ------------

BROADCASTING/CABLE TV --  6.5%
Beasley Broadcast Group, Inc. - Class A(a) ...          345,000       2,867,812
Cox Radio, Inc. - Class A(a) .................          488,800      11,028,550
Emmis Broadcasting Corporation(a) ............          361,400      10,367,662
Insight Communications Company, Inc.(a) ......          506,075      11,892,762
                                                                   ------------
                                                                     36,156,786
                                                                   ------------

BUSINESS PRODUCTS & SERVICES-- 16.3%
American Management Systems, Inc.(a) .........          871,200      17,260,650
Aspen Technology, Inc.(a) ....................          225,000       7,481,250
IMS Health Inc. ..............................        1,075,000      29,025,000
Perot Systems Corporation - Class A(a) .......          596,400       5,479,425
Project Software and Development, Inc.(a) ....          197,200       2,116,819
Rational Software Corporation(a) .............          200,000       7,787,500
Reynolds & Reynolds Company (The) - Class A ..          303,600       6,147,900
SYNAVANT, Inc.(a) ............................        1,277,250       5,987,109
Unigraphics Solutions, Inc.(a) ...............          389,500       6,353,719
Volt Information Sciences, Inc.(a) ...........          160,412       3,328,549
                                                                   ------------
                                                                     90,967,921
                                                                   ------------

COMMUNICATIONS EQUIPMENT & SERVICES --  0.9%
General Communication, Inc. - Class A(a) .....          687,000       4,809,000
                                                                   ------------

CONSUMER PRODUCTS & SERVICES --  7.2%
Applebee's International, Inc. ...............           60,000       1,886,250
Consolidated Stores Corporation(a) ...........          480,806       5,108,564
Duane Reade, Inc.(a) .........................          262,800       8,031,825
Gaylord Entertainment Company(a) .............           75,000       1,565,625
Houghton Mifflin Company .....................          112,000       5,194,000
Outback Steakhouse, Inc.(a) ..................           70,000       1,811,250
Ruby Tuesday, Inc. ...........................          890,200      13,575,550
Saks, Inc.(a) ................................          218,000       2,180,000
Whitehall Jewellers, Inc.(a) .................           93,950         663,522
                                                                   ------------
                                                                     40,016,586
                                                                   ------------

HEALTH CARE --  7.0%
Quorum Health Group, Inc.(a) .................          594,000       9,355,500
Universal Health Services, Inc. - Class B(a) .          268,400      29,993,700
                                                                   ------------
                                                                     39,349,200
                                                                   ------------

INDUSTRIAL SERVICES-- 1.8%
ITT Educational Services, Inc.(a) ............          373,600       8,219,200
XTRA Corporation(a) ..........................           43,100       2,068,800
                                                                   ------------
                                                                     10,288,000
                                                                   ------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
================================================================================
                                                                       MARKET
COMMON STOCKS -- 84.1% (CONTINUED)                    SHARES           VALUE
--------------------------------------------------------------------------------
INDUSTRIAL SPECIALTY PRODUCTS-- 14.6%
Alpha Industries, Inc.(a) ....................          167,550    $  6,199,350
Anadigics, Inc.(a) ...........................           99,300       1,626,038
C&D Technologies, Inc. .......................          248,800      10,745,050
Conexant Systems, Inc.(a) ....................          700,000      10,762,500
DuPont Photomasks, Inc.(a) ...................          250,300      13,226,791
JLG Industries, Inc. .........................          371,400       3,946,125
Precision Castparts Corporation ..............          497,000      20,905,062
Rogers Corporation(a) ........................          102,400       4,204,800
Texas Instruments, Inc. ......................          207,448       9,827,849
                                                                   ------------
                                                                     81,443,565
                                                                   ------------

MEDICAL PRODUCTS --  2.2%
Bergen Brunswig Corporation ..................          148,400       2,349,172
Bindley Western Industries, Inc. .............          114,144       4,744,110
Owens & Minor, Inc. ..........................          285,250       5,063,188
                                                                   ------------
                                                                     12,156,470
                                                                   ------------

OIL & GAS PRODUCERS --  6.3%
Devon Energy Corporation .....................          216,780      13,217,077
Houston Exploration Company(a) ...............          285,000      10,865,625
Pogo Producing Company .......................          134,500       4,186,312
Southwestern Energy Company ..................          642,100       6,661,788
                                                                   ------------
                                                                     34,930,802
                                                                   ------------

REAL ESTATE & CONSTRUCTION-- 1.1%
St. Joe Company (The) ........................          283,400       6,234,800
                                                                   ------------

REGIONAL BANKS & THRIFTS --  5.3%
Bankunited Financial Corporation - Class A(a)           307,000       2,609,500
Downey Financial Corporation .................          100,000       5,500,000
First Essex Bancorp, Inc. ....................          390,950       7,843,434
Harbor Florida Bancshares, Inc. ..............          161,000       2,404,938
PBOC Holdings, Inc.(a) .......................          162,500       1,548,828
People's Bank ................................          147,700       3,821,738
Seacoast Financial Services Corporation ......          239,425       2,873,100
Staten Island Bancorp, Inc. ..................           80,000       1,710,000
Sterling Financial Corporation(a) ............          112,200       1,360,425
                                                                   ------------
                                                                     29,671,963
                                                                   ------------

SECURITY PRODUCTS & SERVICES --  2.3%
Checkpoint Systems, Inc.(a) ..................          165,400       1,230,162
Pittston Companies (The) .....................          170,007       3,378,889
Sensormatic Electronics Corporation(a) .......          416,800       8,362,050
                                                                   ------------
                                                                     12,971,101
                                                                   ------------

TRANSPORTATION --  2.2%
EGL, Inc.(a) .................................          295,550       7,074,728
Florida East Coast Industries, Inc. - Class B           113,274       3,872,555
Fritz Companies, Inc.(a) .....................          211,500       1,282,219
                                                                   ------------
                                                                     12,229,502
                                                                   ------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
================================================================================
                                                                       MARKET
COMMON STOCKS -- 84.1% (CONTINUED)                    SHARES           VALUE
--------------------------------------------------------------------------------
UTILITIES --  4.9%
CH Energy Group, Inc. ........................          362,400    $ 16,217,400
El Paso Electric Company(a) ..................          832,850      10,993,620
                                                                   ------------
                                                                     27,211,020
                                                                   ------------

OTHER -- 4.9% ................................                       27,672,700
                                                                   ------------

TOTAL COMMON STOCKS (Cost $359,383,700) ......                     $469,533,947
                                                                   ------------

MONEY MARKETS-- 18.8%
Firstar Stellar Money Market Fund
  (Cost $105,227,067) ........................      105,227,067    $105,227,067
                                                                   ------------

TOTAL INVESTMENT SECURITIES-- 102.9%
  (Cost $464,610,767) ........................                     $574,761,014

LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.9%)                      (16,069,459)
                                                                   ------------

NET ASSETS-- 100.0% ..........................                     $558,691,555
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Westport Funds
Westport, Connecticut

     We have audited the accompanying statement of assets and liabilities of The Westport Funds, comprising, respectively, the Westport Fund and Westport Small Cap Fund, including the portfolios of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Westport Funds as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER AND BAKER

Philadelphia, Pennsylvania
January 24, 2001

24